SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                      -----

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)

                          OF THE SECURITIES ACT OF 1934

         Date of Report (date of earliest event reported) January 25, 2005
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                        Nelnet Student Loan Funding, LLC
                        --------------------------------
             (Exact name of registrant as specified in its charter)

                Sponsor of the Nelnet Student Loan Trust 2004-3




           Delaware                  333-108649                  75-2997993
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(State of other jurisdiction        (Commission                (IRS Employer
of incorporation)                   File Number)                ID  Number)


121 South 13th Street, Suite 201, Lincoln, Nebraska                68508
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(Address of principal executive offices)                      (Zip Code)


Registrant's Telephone Number,
Including area code:                                         (402) 434-7140
                                                             --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 8.01. Other Events

        On January 25, 2005, Nelnet Student Loan Trust 2004-3 (the "Issuer") made its regular quarterly distribution of funds to holders of its student loan asset-backed notes. In connection therewith the Issuer distributed to noteholders of record an Administrator Instruction Certificate pursuant to the Administration Agreement dated as of July 1, 2004, among the Issuer, Wilmington Trust Company, a Delaware Banking Corporation, not in its individual capacity but solely as Delaware Trustee, and Zions Fist National Bank, a national banking association, not in its individual capacity but solely as Indenture Trustee. The Administrator Instruction Certificate included in this Form 8-K provides information relating to the Notes and the applicable distributions of funds in the Collection Fund held by the Indenture Trustee that occurred on the January 25, 2005 Distribution Date.

Item 9.01. Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Exhibits:

19.1 Administrator Instruction Certificate for the January 25, 2005 Distribution Date is filed herewith.

                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       NELNET STUDENT LOAN
                                       FUNDING, LLC


                                       By:  NELNET STUDENT LOAN FUNDING
                                            MANAGEMENT CORPORATION, as Manager



                                       By:/s/ Terry J. Heimes
                                         -----------------------------------
                                          Terry J. Heimes
                                          Vice President and Treasurer

Dated:  January 26, 2005


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                                  EXHIBIT INDEX



               Exhibit
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(19.1)  Administrator Instruction Certificate